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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): May 11, 2006



                            ENVIRONMENTAL CONTROL CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


    Nevada                         333-120682                  20-3626387
----------------                ----------------           ------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

206-1338 Homer Street, Vancouver, B.C., Canada               V6B 6A7
------------------------------------------------------      ---------
(Address of principal executive offices)                    (Postal Code)


Registrant's telephone number, including area code:   (604) 669-3532
                                                      --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

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Section 5 - Corporate Governance and Management

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Item 5.02(a) - Resignation of a Director

Effective May 11, 2006, Alexei Jirniaguine resigned as a member of the board of directors (the "Board") of the Company. The resignation of Mr. Jirniaguine was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Effective May 23, 2006, Andrei Krioukov resigned as a member of the board of directors (the "Board") of the Company. The resignation of Mr. Krioukov was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Item 5.02(c)

Effective May 23, 2006, Terence Mugford has been appointed as President, Secretary and Treasurer of the Company.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 25, 2006                      ENVIRONMENTAL CONTROL CORP.



                                       By: /s/ Terence Mugford
                                        --------------------------
                                         Terence Mugford, President